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                                                           EXHIBIT 10


                      NAVISTAR INTERNATIONAL CORPORATION
                        AND CONSOLIDATED SUBSIDIARIES
                      ----------------------------------
                              MATERIAL CONTRACTS


     The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

     10.1  Navistar International Corporation 1984 Stock Option
           Plan.  Filed as Exhibit A to Proxy Statement dated
           February 6, 1984.  Commission File No. 1-5236.

     10.2 Pooling and Servicing Agreement dated as of December 1, 1990, among Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Seller, and Manufacturers Hanover Trust Company, as Trustee. Filed on Registration No. 33-36767.

     10.3  Navistar 1994 Performance Incentive Plan.  Filed as
           Appendix to Proxy Statement dated January 27, 1994.
           Commission File No. 1-9618.

     10.4 Indenture dated as of May 3, 1994 between Navistar Financial 1994-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-A Owner Trust. Filed on Registration No. 33-50291.

     10.5 Indenture dated as of August 3, 1994 between Navistar Financial 1994-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-B Owner Trust. Filed on Registration No. 33-50291.

     10.6 Amended and Restated Credit Agreement dated as of November 4, 1994 among Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File
           No. 1-4146-1.

     10.7 Liquidity Agreement dated as of November 7, 1994 among NFC Asset Trust, as Borrower, Chemical Bank, Bank of America Illinois, The Bank of Nova Scotia, and Morgan Guaranty Trust Company of New York, as Co-Arrangers, and Chemical Bank, as Administrative Agent. Filed on Form 8-K dated November 4, 1994. Commission File No. 1-4146-1.

     10.8 Indenture dated as of December 15, 1994 between Navistar Financial 1994-C Owner Trust and the Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1994-C Owner Trust. Filed on Registration No. 33-55865.


     10.9 Indenture dated as of May 25, 1995 between Navistar Financial 1995-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-A Owner Trust. Filed on Registration No. 33-55865.




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                                                    EXHIBIT 10 (CONTINUED)


                      NAVISTAR INTERNATIONAL CORPORATION
                        AND CONSOLIDATED  SUBSIDIARIES
                      ----------------------------------
                               MATERIAL CONTRACTS


     10.10 Indenture dated as of November 1, 1995 between Navistar Financial 1995-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1995-B Owner Trust. Filed on Registration No. 33-55865.

     10.11 Amendment No. 2 dated as of March 29, 1996, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995, among Navistar Financial, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 5, 1996. Commission File No. 1-4146-1.

     10.12  Indenture dated as of May 30, 1996, between
            Navistar Financial 1996-A Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-A Owner Trust. Filed on
            Registration No. 33-55865.

     10.13 Indenture dated as of November 6, 1996, between Navistar Financial 1996-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1996-B Owner Trust. Filed on Registration No. 33-55865.

     10.14  Indenture dated as of May 7, 1997, between Navistar
            Financial 1997-A Owner Trust and The Bank of New
            York, as Indenture Trustee, with respect to Navistar Financial 1997-A Owner Trust. Filed on
            Registration No. 33-55865.

     10.15 Amendment No. 3 dated as of May 27, 1997, to the Amended and Restated Credit Agreement dated as of November 4, 1994, as amended by Amendment No. 1 dated as of December 15, 1995 and Amendment No. 2 dated as of March 29, 1996, among the Navistar Financial Corporation, certain banks, certain Co-Arranger banks, and Morgan Guaranty Trust Company of New York, as Administrative Agent filed on Form 8-K dated June 17, 1997. Commission File No. 1-4146-1.

     10.16 Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit 10.5 to Form 10-Q dated September 12, 1997. Commission File No. 1-9618.

     10.17  Navistar International Corporation Stock Ownership
            Program.  Filed as Exhibit 10.20 to Form 10-Q dated
            September 12, 1997.  Commission File No. 1-9618.

     10.18 Indenture dated as of November 5, 1997, between Navistar Financial 1997-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 1997-B Owner Trust. Filed on Registration No. 33-64249.


     The following documents of Navistar International Corporation are included herein:

                                                 Form 10-K Page
                                                 --------------

     10.19  Navistar 1988 Non-Employee Director       E-5
            Stock Option Plan amended as of
            March 20, 1996.


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